UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 24, 2013

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

 (Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                           Entry into a Material Definitive Agreement.

On April 24, 2013, AAR CORP. (the “Company”) entered into an amendment (the “Amendment”) to its credit agreement dated April 12, 2011, as amended, with various financial institutions, as lenders and Bank of America, N.A., as administrative agent for the lenders (the “Credit Agreement”).

As previously reported, the Company sold an additional $150,000,000 of 7¼% Senior Notes due 2022 on April 15, 2013.  Under the terms of the Credit Agreement as in effect prior to the Amendment, the Company was required to use the proceeds of the sale to reduce the revolving credit commitment under the Credit Agreement, but not below $500,000,000.  The Amendment reduces the aggregate revolving credit commitment amount under the Credit Agreement by a further $25,000,000 to $475,000,000, reflecting the fact that the principal amount of notes sold represents an increase of $25,000,000 over the amount originally proposed.  The Amendment also extends the maturity of the Credit Agreement by approximately two years to April 24, 2018.  The Amendment also deleted the minimum net worth covenant, together with the requirement that the Company make certain mandatory pre-payments, upon the issuance of certain other debt. The Credit Agreement was previously amended on April 8, 2013 to permit AAR’s subsidiaries to guarantee any unsecured debt AAR may incur, including the additional 7¼% Senior Notes due 2022 issued on April 15, 2013. Except as specifically amended and modified by the Amendment, the terms and conditions of the Credit Agreement remain in effect.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment and the Credit Agreement.  A copy of the Amendment is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is hereby incorporated into this Item 2.03 by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                      Exhibits

Exhibit No.	Description

10.1	Amendment No. 5 dated April 24, 2013 to Credit Agreement among AAR CORP., Bank of America, N.A., as administrative agent, and the various financial institutions party thereto.

10.2	Amendment No. 4 dated April 8, 2013 to Credit Agreement among AAR CORP., Bank of America, N.A., as administrative agent, and the various financial institutions party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 26, 2013

AAR CORP.

		By:	/s/ Michael K. Carr
Michael K. Carr
Vice President & Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 5 dated April 24, 2013 to Credit Agreement among AAR CORP., Bank of America, N.A., as administrative agent, and the various financial institutions party thereto.

10.2	Amendment No. 4 dated April 8, 2013 to Credit Agreement among AAR CORP., Bank of America, N.A., as administrative agent, and the various financial institutions party thereto.